UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 22, 2006

333-51880
(Commission file number)

NEW MEDIUM ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	11-3502174
(State of incorporation)	(IRS Employer Identification No.)

Mahesh Jayanarayan, CEO 195 The Vale London UK W3 7QS	011 44 20 8746 2018
(Address of principal executive offices)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Press Release
NME has appointed Zeno Communications (UK) Ltd (“Zeno”) a Daniel J Edelman company, to provide public relations support.

NME is a global supplier of an innovative High Definition technology format HD VMD, the next generation high storage capacity optical disc.

Zeno will support NME across global markets with a focus on Europe, US, China and India.

Sue Ryan, Chief Executive of Zeno, said: “We are delighted to have been appointed by NME to support them in raising awareness of their new technology. They are at the forefront of new developments in this marketplace and it's exciting for us being part of this venture.”

Mahesh Jayanarayan, CEO from NME said: “Our technology brings imminently a one of a kind for the trade and consumer therefore it is important that we have an agile and global communications partner to ensure they understand fully the benefits of our new technology.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIUM ENTERPRISES, INC.

Dated: September 26, 2006	By:	/s/ Mahesh Jayanarayan
Mahesh Jayanarayan
Chief Executive Officer